UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2012

Intermec, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13279	95-4647021
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

6001 36th Avenue West Everett, Washington www.intermec.com		98203-1264
(Address of principal executive offices and internet site)		(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Intermec, Inc. (“we,” “our” or “the Company”) is party to an Amended and Restated Credit Agreement dated as of January 14, 2011 (as amended through the date hereof, the “Credit Agreement”), with Wells Fargo Bank, National Association (“WFB”). The Credit Agreement includes covenants requiring that we meet certain minimum financial performance thresholds, including adjusted EBITDA thresholds.

On October 31, 2012, we entered into a Fifth Amendment to Amended and Restated Credit Agreement (the “Fifth Amendment”) with WFB, amending certain terms and conditions of the Credit Agreement. The Fifth Amendment reduces the minimum adjusted EBITDA allowed for the trailing twelve month period for the fourth fiscal quarter of 2012 from $45 million to $40 million. The Fifth Amendment also reduces our borrowing capacity under the secured revolving credit facility from $150 million to $100 million, which will reduce the fees we must pay on the unused portion of the revolving credit facility. Other than as contemplated by the Fifth Amendment, all other material terms and conditions of the secured revolving credit facility remain the same.

The foregoing description of the Fifth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Fifth Amendment, which is filed as Exhibit 10.1 to this current report and is incorporated herein by reference. In addition:

•	a copy of the Credit Agreement is incorporated herein by reference as Exhibit 10.2,

•

a copy of the First Amendment to Amended and Restated Credit Agreement, dated as of March 3, 2011, by and between Intermec, Inc. and Wells Fargo Bank, National Association is incorporated herein by reference as Exhibit 10.3,

•

a copy of the Second Amendment to Amended and Restated Credit Agreement, dated as of December 21, 2011, by and between Intermec, Inc. and Wells Fargo Bank, National Association is incorporated herein by reference as Exhibit 10.4,

•

a copy of the Third Amendment to Amended and Restated Credit Agreement, dated as of February 2, 2012, by and between Intermec, Inc. and Wells Fargo Bank, National Association is incorporated herein by reference as Exhibit 10.5, and

•

a copy of the Fourth Amendment to Amended and Restated Credit Agreement, dated as of April 30, 2012, by and between Intermec, Inc. and Wells Fargo Bank, National Association is incorporated herein by reference as Exhibit 10.6.

Item 2.02	Results of Operations and Financial Condition.

On November 1, 2012, we issued a Press Release announcing our financial results for the third fiscal quarter ended September 30, 2012. A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated herein by reference (the “Press Release”).

The press release includes the following Non-GAAP financial measures for the three and nine months ended September 30, 2012:

•	operating income;

•	net earnings;

•	earnings per diluted share;

•	earnings before interest, taxes, depreciation and amortization (EBITDA); and

•	gross margins.

In conjunction with its financial analysis and reporting procedures, the Company is evaluating its goodwill and long-lived assets including its intangible assets for impairment for the third quarter of 2012. The final income per share reported for the quarter could be less than the preliminary results reported in this Press Release, or could be a loss per share, if either or both of these items require adjustment as a result of this analysis. Any such adjustments would be non-cash charges and are not expected to result in any change to our Non-GAAP results.

Our Non-GAAP measures should be read in conjunction with the corresponding GAAP measures. The Non-GAAP measures should be considered in addition to, and not as an alternative or substitute for, the measures prepared in accordance with GAAP.

We believe that excluding items such as, but not limited to, allowances for deferred tax assets, goodwill or asset impairment charges, restructuring charges (principally related to severance costs), costs or adjustments related to acquisitions, amortization of intangibles, executive severance and non-cash stock based compensation expenses provides supplemental information useful to investors’ and management’s understanding of Intermec’s core operating results, especially when comparing those results on a consistent basis to results for previous periods and anticipated results for future periods.

The foregoing information in this Item 2.02 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 2.06	Material Impairments.

Impairment of Goodwill

As previously reported, while preparing our financial statements for the quarter ended April 1, 2012, we concluded that we would record a charge of approximately $14.9 million for impairment of goodwill related to the Supply Chain unit of our Voice Solutions business segment in our results for the quarter ended April 1, 2012. The impairment was based on an analysis of a number of factors after the decline in our financial performance and market capitalization in the first quarter of 2012. The impairment recorded in the first quarter of 2012 was an estimate, based on our completion of step one of the goodwill impairment analysis under GAAP.

In the process of preparing our financial statements for the quarter ended July 1, 2012, we substantially completed the step two of the goodwill impairment analysis triggered by events occurring in the first fiscal quarter and determined that we would record an additional charge of $25.2 million for the impairment of goodwill related to the Supply Chain unit of our Voice Solutions business segment in our results for the quarter ended July 1, 2012. We also determined that we were required to conduct an additional impairment analysis due to a number of factors occurring in the second fiscal quarter, including changes in senior management and a related review of the outlook for the business in the context of macroeconomic conditions. After completing a step one and preliminary step two impairment analysis, we concluded that we would be required to record an additional charge for impairment of goodwill of $0.8 million related to the Healthcare unit of our Voice Solutions business segment in our financial statements for the quarter ended July 1, 2012.

In the process of preparing our financial statements for the quarter ended September 30, 2012, we completed step two of the goodwill impairment analysis triggered by events occurring in the first fiscal quarter and determined that we would record an additional charge of $0.5 million for the impairment of goodwill related to the Supply Chain unit of our Voice Solutions business segment in our results for the quarter ended September 30, 2012. We also finalized the step two goodwill impairment analysis triggered by events occurring in the second fiscal quarter and determined that there should be a reduction of the goodwill impairment charge taken in the second fiscal quarter of $0.7 million related to the Healthcare unit of our Voice Solutions business segment. Accordingly, we made a final adjustment of the $0.8 million charge taken in the second fiscal quarter, which resulted in a final impairment charge of $0.1 million for events occurring in the second fiscal quarter.

Finally, in the process of preparing our financial statements for the quarter ended September 30, 2012, we determined that, pursuant to GAAP, we were required to conduct an additional impairment analysis due to a number of factors occurring in the third fiscal quarter. The Company expects to complete this analysis and, if necessary, record an additional impairment amount when it completes its financial filings for third fiscal quarter of 2012.

The total impairment charge reported in the Press Release for the third fiscal quarter of 2012, is approximately $41.3 million. This is the combined total of (i) the additional charge related to step two of the analysis triggered by events in the first fiscal quarter of 2012 and (ii) the final adjustment of the charge related to step one and step two of the analysis triggered by events in the second fiscal quarter of 2012.

Accordingly, any additional adjustment to the impairment amount will be recorded at a later time, if necessary.

More information regarding our goodwill impairment, including a description of steps one and two of the analysis, and the approaches taken in the analysis of goodwill, can be found in the Notes to the Condensed Consolidated Financial Statements included in our Form 10-Q filed with respect to the fiscal quarters ended April 1, 2012 and July 1, 2012, in our Form 10-Q to be filed with respect to the fiscal quarter ended September 30, 2012, and in our Form 10-K to be filed with respect to our fiscal year ended December 31, 2012.

General

The non-cash charges for the goodwill impairment are not expected to impact our future cash flow, liquidity, or compliance with our debt covenants with third parties, specifically Wells Fargo Bank, National Association.

The description of the non-cash charges for the goodwill impairment contained in this Item 2.06 does not purport to be complete. It is qualified in its entirety by reference to the full text of our Form 10-Q filed with respect to the fiscal quarter ended April 1, 2012 with respect to the charges recorded for that period, our Form 10-Q filed with respect to the fiscal quarter ended July 1, 2012 with respect to the charges recorded for that period, our Form 10-Q to be filed with respect to the fiscal quarter ended September 30, 2012 with respect to the charges recorded for that period, and our Form 10-K for the fiscal year ended December 31, 2012 with respect to any charges recorded for the fourth quarter of 2012. This reference to the information included in our periodic reports includes information set forth in the notes to the Condensed Consolidated Financial Statements included therein and in the Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of each such report, and such text and notes are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

Press Release

The Press Release relating to our financial results for the third quarter ended September 30, 2012 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Forward-Looking Statements

Statements made in this filing and any related statements that express Intermec’s or our management’s intentions, hopes, indications, beliefs, expectations, guidance, estimates, forecasts or predictions of the future constitute forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, and relate to matters that are not historical facts. They include, without limitation: statements about our view of general economic and market conditions; our revenue, expenses, earnings or financial outlook for the current period or any other period; our impairment analysis for goodwill and long-lived assets; our deferred tax valuation allowances; the applicability and results of accounting policies and analyses used in our financial reporting; the necessity to update information in our periodic or other required reports; our cost reduction plans; and our ability to develop, produce, market or sell our products, either directly or through third parties, to reduce or control expenses, to improve efficiency, to realign resources, or to continue operational improvement and year-over-year or sequential growth. They also include, without limitation, statements about future financial and operating results of our Company after the acquisition of other businesses and the benefits of such acquisitions. When used in this document and in documents it refers to, the words “anticipate,” “believe,” “will,” “intend,” “project” and “expect” and similar expressions as they relate to us or our management are intended to identify such forward-looking statements. These statements represent beliefs and expectations only as of the date they were made. We may elect to update forward-looking statements but we expressly disclaim any obligation to do so, even if our beliefs and expectations change.

Actual results may differ from those expressed or implied in our forward-looking statements. Such forward-looking statements involve and are subject to certain risks and uncertainties, which may cause our actual results to differ materially from those discussed in a forward-looking statement. These include, but are not limited to, risks and uncertainties described more fully in our reports filed or to be filed with the Securities and Exchange Commission including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2011, current reports on Form 8-K, and quarterly reports on Form 10-Q, which are available on our website at www.intermec.com.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Fifth Amendment to Amended and Restated Credit Agreement, dated as of October 31, 2012, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association.

10.2	Amended and Restated Credit Agreement, dated as of January 14, 2011, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.2 to Intermec’s current report on Form 8-K dated January 14, 2011 and incorporated herein by reference).

10.3	First Amendment to Amended and Restated Credit Agreement, dated as of March 3, 2011, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.1 to Intermec’s current report on Form 8-K dated March 3, 2011 and incorporated herein by reference).

10.4	Second Amendment to Amended and Restated Credit Agreement, dated as of December 21, 2011, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.1 to Intermec’s current report on Form 8-K dated December 21, 2011 and incorporated herein by reference).

10.5	Third Amendment to Amended and Restated Credit Agreement, dated as of February 2, 2012, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.1 to Intermec’s current report on Form 8-K dated February 2, 2012 and incorporated herein by reference).

10.6	Fourth Amendment to Amended and Restated Credit Agreement, dated as of April 30, 2012, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.1 to Intermec’s current report on Form 8-K dated April 30, 2012 and incorporated herein by reference).

99.1	Press release issued by Intermec, Inc. on November 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intermec, Inc. (Registrant)

Date: November 1, 2012	By:	/s/ Robert J. Driessnack
Robert J. Driessnack
Senior Vice President, Chief Financial Officer

Intermec, Inc.

Exhibit Index

Exhibit Number	Description

10.1	Fifth Amendment to Amended and Restated Credit Agreement, dated as of October 31, 2012, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association.

10.2	Amended and Restated Credit Agreement, dated as of January 14, 2011, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.2 to Intermec’s current report on Form 8-K dated January 14, 2011 and incorporated herein by reference).

10.3	First Amendment to Amended and Restated Credit Agreement, dated as of March 3, 2011, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.1 to Intermec’s current report on Form 8-K dated March 3, 2011 and incorporated herein by reference).

10.4	Second Amendment to Amended and Restated Credit Agreement, dated as of December 21, 2011, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.1 to Intermec’s current report on Form 8-K dated December 21, 2011 and incorporated herein by reference).

10.5	Third Amendment to Amended and Restated Credit Agreement, dated as of February 2, 2012, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.1 to Intermec’s current report on Form 8-K dated February 2, 2012 and incorporated herein by reference).

10.6	Fourth Amendment to Amended and Restated Credit Agreement, dated as of April 30, 2012, by and between Intermec, Inc., a Delaware corporation, and Wells Fargo Bank, National Association (filed as Exhibit 10.1 to Intermec’s current report on Form 8-K dated April 30, 2012 and incorporated herein by reference).

99.1	Press release issued by Intermec, Inc. on November 1, 2012.